UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 20, 1999


                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Arkansas                  0-6253                   71-0407808
(State or other jurisdiction of     (Commission             (I.R.S. employer
incorporation or organization)      file number)            identification No.)


 501 Main Street, Pine Bluff, Arkansas                             71601
(Address of principal executive offices)                         (Zip Code)

                                 (870)541-1000
              (Registrant's telephone number, including area code)


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ITEM: 5   OTHER EVENTS.

     Attached as exhibits hereto are the corrected financial data schedule for the period ended March 31, 1999 and restated financial data schedules for the following periods:

          December 31, 1998
          September 30, 1998
          June 30, 1998
          March 31, 1998
          December 31, 1997
          September 30, 1997
          June 30, 1997
          March 31, 1997
          December 31, 1996


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SIMMONS FIRST NATIONAL CORPORATION



Date:  May 20, 1999                     /s/ J. Thomas May
     ---------------                    ----------------------------------
                                        J. Thomas May, Chairman, President &
                                        Chief Executive Officer